CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Medicure Inc. (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 20-F for the year ended May 31, 2003 as filed with the Securities and Exchange Commission (the "Form 20-F") that, to the best of their knowledge:

          (1)     the Form 20-F fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)     the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 7, 2003	/s/ Albert D. Friesen
Albert D. Friesen, Chief Executive Officer
(Principal Executive Officer)

Dated: October 7, 2003	/s/ Derek Reimer
Derek Reimer, Chief Financial Officer
(Principal Financial Officer)